Blue Tap Resources Inc.
3031 – 36th Street SW
Calgary, AB T2A 3E1
Ph. (403) 969-6828

July 9, 2013

Valeura Energy Inc.
Suite 1200, 202 - 6th Avenue SW
Calgary, Alberta
T2P 2R9

Attention: Lyle Martinson
VP Operations

Dear Sir:

Re: 14-27-55-24W4M
Operating Agreement
Morinville, AB

This letter reflects terms upon which Valeura Energy Inc. ("Valeura"), the operator of the subject property, is be prepared to allow Blue Tap Resources Inc. ("Blue Tap") to conduct operations on the 14-27-55-24W4M disposal well and ultimately acquire Valeura's interest in the property. Valeura and Blue Tap agree to the following:

1

a) Valeura shall continue to operate the 14-27 disposal well until the property is transferred to Blue Tap.

b) Blue Tap shall prepare a work program for the well which must be approved by Valeura.

c) Upon approval of the work program, Blue Tap will implement the work program and be responsible for and pay all costs and expenses relating to the work program.

d) Blue Tap shall provide Valeura with daily progress reports while conducting activities on site.

e) Blue Tap will be responsible for all costs associated with the wells, lands and facilities on Section 27-55-24W4M after executing this agreement.

f) Valeura's 10% Working Interest in the Lands, Wells and Facilities pursuant this Agreement, is hereby reserved as the interest earned by Blue Tap, for consulting services rendered and work conducted at the disposal well. The 10% Interest earned by Blue Tap pursuant to this Agreement shall be earned by:

(i) Paying to Valeura a cash payment of $2,500 per month for acting as Operator in the Disposal Well and the Lands;

(ii) Making a payment of $10,000 to Valeura at which time Valeura shall assign its 10% W.I. and operatorship in the Lands and the Wells to Blue Tap.

g) Parties agree to mutually acceptable documents to effect transfer of wells and caveats.

h) Upon assignment of caveats and transfer of well licenses this agreement shall terminate.

2 GENERAL

a) The terms of this Agreement express and constitute the entire agreement between the Parties and no implied covenant or liability of any kind is created or shall arise by reason of these presents or anything in this Agreement contained.

b) This Agreement supersedes and replaces all previous oral or written agreements, memoranda or correspondence by the Parties hereto prior to the date entered into and undertakings and representations made hereof, save other than for those made fraudulently, if any.

c) This Agreement and all terms and provisions herein contained shall be of the same force and effect as covenants annexed to and running with the lands and shall be binding upon the estates created hereby.

d) Notwithstanding anything else contained to the contrary herein or in the Schedules attached hereto, this Agreement shall be interpreted and construed in accordance with the laws of Alberta. Each Party hereby irrevocably attorns, for all purposes hereunder, to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom.

e) *Whenever the sin*gular, mascul*ine or neuter is used in* this Agreement, the same shall be construed as meaning plural or feminine or body politic or corporate or vice versa, as the context so requires.

f) If any provision of this Agreement is wholly or partially unenforceable for any reason, such enforceability shall not affect the enforceability of the balance of this Agreement. Furthermore, in such event, the Parties shall jointly seek an arrangement having a legal and economic effect which will be as similar as possible to any such invalid and unenforceable provision of this Agreement.

g) Unless specifically provided for, no failure or delay by a Party to exercise any of its rights, powers or privileges under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other of further exercise thereof of the exercise of any right, power or privilege hereunder.

If the foregoing represents the terms and conditions agreed upon respecting this Agreement, please sign in the space provided below and return the duplicate copy to the attention of the undersigned at your earliest convenience.

Yours truly,
Blue Tap Resources Inc.

Vincent Murphy
President

AGREED TO AND ACCEPTED THIS 12 DAY OF July, 2013.

Valeura Energy Inc.

Blue Tap Resources Inc.
3031 – 36th Street SW
Calgary, AB T2A 3E1
Ph. (403) 969-6828

SCHEDULE "A"

THIS IS SCHEDULE "A" ATTACHED TO AND FORMING PART OF AN OPERATING AGREEMENT DATED JULY 9, 2013 BETWEEN BLUE TAP RESOURCES INC. AND VALEURA ENERGY INC.

AREA: MORINVILLE, ALBERTA

LAND & RIGHTS DESCRIPTION	Valeura WORKING INTEREST	TITLE DOCUMENTS	ENCUMBRANCES
Township 55 Range 24 W4M Section 27, as to Petroleum and Natural Gas Rights from the surface down to the basement . *	10%	Seventeen (17) Freehold Mineral Leases	Freehold Lessor Royalty 3% GORR to Advantage Oil & Gas Ltd

* Land Schedule attached

WELLS:

00/16-27-055-24-W4M/00	Standing well
00/13-27-055-24-W4M/00	Standing well
00/14-27-055-24-W4M/00	Disposal well

Facilities and Pipelines

14-27-055-24W4M disposal facilities, tanks, generator package,

Well site equipment

Freehold Mineral Leases

Jan0606 lease John Christopher, Sylvia Joyce, Alex Christopher, and Catherine Lane Carruthers PanWestern Energy Inc.	PTN SW/4 RR ROW, **1.22 ha**	January 6: $3 rent John Christopher Carruthers 1-24228 Twp Rd 554 Sturgeon County, AB T0A 0K5
Mar0191 lease Ada M. McDonald Able Resources Inc.	1/8 interest in: 1. SW/4 containing 64.7 ha, excluding 1.22 ha RR ROW and 3.42 ha lying north and west of such ROW, NET **60.06 ha** 2. PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, **3.42ha**	**NOTE: MISSING, Bill refuses rent cheques** March 1: $98.55 rent Estate of Ada McDonald c/o Bill McDonald Box 1025 Tofield T0B 4J0
Mar0191 lease Vera Burdeen Watson Able Resources Inc.	¼ interest in: NE/4 containing **64.7 ha**	March 1: $40 rent Louis Watson 6 Strathmore Lakes Bay Strathmore, Alberta T1P 1L8
Mar0191 lease Verna Carruthers Able Resources Inc.	NW/4 containing 64.7 ha excluding RR ROW containing 2.65 ha and PTN lying east of ROW and south of line 223 ft north of south boundary containing 3.42 ha, NET **58.63 ha**	March 1: $153.32 rent Verna Carruthers 1120 – 108 Street Edmonton T6J 6H6
Mar0191 lease Verna Carruthers Able Resources Inc.	PTN SW/4, **3.42 ha** lying north and west of RR ROW	March 1: $8.45 rent Verna Carruthers 1120 – 108 Street Edmonton T6J 6H6
Mar0191 lease Carl Andrew Neilson and Eileen Neilson Able Resources Inc.	¼ interest in NE/4 containing **64.7 ha**	March 1: $40 rent Carl & Eileen Neilson #6, 3 Poirier Ave. St. Albert T8N 6M6
Mar0191 lease John Christopher Carruthers Able Resources Inc.	½ interest in: PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, **3.42ha**	March 1: $4.22 rent John Christopher Carruthers 1-24228 Twp Rd 554 Sturgeon County, AB T0A 0K5

May0806 lease John Christopher, Sylvia Joyce, Alex Christopher, and Catherine Lane Carruthers PanWestern Energy Inc.	PTN NW/4 RR ROW, **2.65 ha**	May 8: $7 rent John Christopher Carruthers 1-24228 Twp Rd 554 Sturgeon County, AB T0A 0K5
Jul 1490 lease Ada M. McDonald Able Resources Inc.	½ interest in: NE/4 containing **64.7 ha**	**NOTE: MISSING, Bill refuses rent cheques** March 1: $80 rent Estate of Ada McDonald c/o Bill McDonald Box 1025 Tofield T0B 4J0
Nov1591 lease Aileen Pettibone Able Resources Inc.	1/32 interest in: 1. PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, 8.45 acres **(3.42ha)** 2. SW/4 containing 160 acres (64.7 ha), excluding 3.02 acres (1.22 ha) RR ROW and 8.45 acres (3.42 ha) lying north and west of such ROW, NET **60.06 ha**	**NOTE: MISSING, RENT CHEQUES RETURNED, wrong address, related to Frank Rigney?** November 15: $10 rent Aileen Pettibone 420 – 949 Rutherford Road Edmonton T6W 0E5
Nov1691 lease Ronald Stephen Samis Able Resources Inc.	SE/4 containing **64.7 ha**	November 16: $160 rent Ronald S. Samis c/o Ross Horricks 24216A Twp Rd 554 Sturgeon County, Ab T0A 0K5
Nov1691 lease Ray Rigney Able Resources Inc.	1/32 interest in: 1. PTN NW/4 east of RR ROW and south of line 223 ft from south boundary, 8.45 acres (**3.42 ha**) 2. SW/4, 160 acres (64.7 ha) excluding 3.02 acre (1.22 ha) RR ROW and 8.45 acre (3.42 ha) PTN lying north and west of ROW, NET **60.06 ha**	November 16: $10 rent Ray Rigney West Country Hearth 26504 SH 633 Sturgeon County AB T8T 1R9
Nov1691 lease Carl Andrew Neilson and Eileen Neilson Able Resources Inc.	1/8 interest in: 1. SW/4 containing 64.7 ha, excluding 1.22 ha RR ROW and 3.42 ha lying north and west of ROW, NET **60.06 ha** 2. PTN NW/4 east of RR ROW and south of line 223 ft from south boundary, 8.45 acres (**3.42 ha**) 3.	November 16: $20 rent Carl & Eileen Neilson #6, 3 Poirier Ave. St. Albert T8N 6M6

Nov1691 lease Hugh Rigney Able Resources Inc.	1/32 interest in: 1. PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, 8.45 acres **(3.42ha)** 2. SW/4 containing 160 acres (64.7 ha), excluding 3.02 acres (1.22 ha) RR ROW and 8.45 acres (3.42 ha) lying north and west of such ROW, NET **60.06 ha**	November 16: $10 rent Estate of Hugh Rigney c/o Gordon Rigney Box 216 Bon Accord T0A 0K0
Nov1691 lease Frank Rigney Able Resources Inc.	1/32 interest in: 1. PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, 8.45 acres **(3.42ha)** 2. SW/4 containing 160 acres (64.7 ha), excluding 3.02 acres (1.22 ha) RR ROW and 8.45 acres (3.42 ha) lying north and west of such ROW, NET **60.06 ha**	November 16: $10 rent Frank Rigney Box 58 Gibbons T0A 1N0
Nov1791 lease John Christopher Carruthers Able Resources Inc.	½ interest in: SW/4 containing 64.7 ha, excluding 1.22 ha RR ROW and 3.42 ha lying north and west of such ROW, NET **60.06 ha**	November 17: $74.70 rent John Christopher Carruthers 1-24228 Twp Rd 554 Sturgeon County, AB T0A 0K5
Nov2291 lease Vera Burdeen Watson Able Resources Inc.	1/8 interest in: 3. SW/4 containing 64.7 ha, excluding 1.22 ha RR ROW and 3.42 ha lying north and west of such ROW, NET **60.06 ha** 4. PTN NW/4 lying east of ROW and south of line 223 ft north of south boundary of said quarter section, **3.42ha**	November 22: $18.55 rent Louis Watson 6 Strathmore Lakes Bay Strathmore, Alberta T1P 1L8

Surface Leases

May2787 lease Ross Douglas Horricks Able Resources Ltd.	4.4 acres NW27-55-24W4 wellsite and access road 100/14-27-055-24W4/00	May 27: $3400 Ross Douglas Horricks 24216A Twp Rd 554 Sturgeon County, Ab T0A 0K5
Sep0492 lease Ross Douglas Horricks Able Resources Ltd.	3.53 acres NW27-55-24W4 wellsite and access road 100/13-27-055-24W4/00	September 4: $2750 Ross Douglas Horricks 24216A Twp Rd 554 Sturgeon County, Ab T0A 0K5
Dec2491 lease Milton Douglas Horricks and Barbara June Horricks Able Resources Ltd.	2.96 hectares NW27-55-24W4 wellsite and access road 100/16-27-055-24W4/00	December 23: $2600 Ross Douglas Horricks 24216A Twp Rd 554 Sturgeon County, Ab T0A 0K5